UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 31, 2012

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	001-35303	13-3238402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Seventh Avenue,

New York, New York

10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 31, 2012, Comverse Technology, Inc. (the “Company”) completed the previously announced distribution of all of the outstanding shares of common stock of Comverse, Inc. (“CNS”) to the Company’s shareholders (the “Spin-Off”). In connection with the Spin-Off, the Company entered into the following agreements with CNS: (i) Distribution Agreement, (ii) Transition Services Agreement, (iii) Tax Disaffiliation Agreement and (iv) Employee Matters Agreement.

A summary of certain material provisions of these agreements can be found in the section entitled “Relationship with CTI Following the Share Distribution” in CNS’ Information Statement, filed as Exhibit 99.1 to the Registration Statement on Form 10 filed by CNS with the Securities and Exchange Commission (the “SEC”) on October 10, 2012 and incorporated herein by reference. The summary is qualified in its entirety by reference to the complete terms and conditions of the Distribution Agreement, Transition Services Agreement, Tax Disaffiliation Agreement and Employee Matters Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

In connection with the Spin-Off, our executive officers who remain our employees after the Spin-Off (the “Remaining Executive Officers”) and our directors who held equity compensation awards prior to the Spin-Off in the form of restricted stock units or deferred stock units granted under various stock incentive plans had the number of shares subject to these awards adjusted in a manner that accounts for the change in the value of the shares of the Company’s common shares following the Spin-Off (the “Adjusted Awards”). Except as described in the section titled “Treatment of Stock-Based Awards” in Shareholder Proposal 1: Approval of Share Distribution of the Second Amendment to the Company’s Definitive Proxy Statement, which was filed by the Company with the SEC on September 6, 2012 and is incorporated herein by reference (and which sets forth the manner in which the adjustments to outstanding awards were determined), all terms of the Adjusted Awards are substantially the same as the terms of the awards prior to the Spin-Off. The Adjusted Awards were determined on the same basis for our Remaining Executive Officers and directors as for our employees generally who held outstanding equity compensation awards prior to the Spin-Off

Item 8.01.	Other Events

On October 31, 2012, CNS issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Description

10.1	Distribution Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc. (incorporated herein by reference to Exhibit 10.1 of CNS’ Current Report on Form 8-K filed with the SEC on November 1, 2012).

10.2	Transition Services Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc. (incorporated herein by reference to Exhibit 10.2 of CNS’ Current Report on Form 8-K filed with the SEC on November 1, 2012).

10.3	Tax Disaffiliation Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc. (incorporated herein by reference to Exhibit 10.3 of CNS’ Current Report on Form 8-K filed with the SEC on November 1, 2012).

10.4	Employee Matters Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc. (incorporated herein by reference to Exhibit 10.4 of CNS’ Current Report on Form 8-K filed with the SEC on November 1, 2012).

99.1	Press Release, issued October 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: November 1, 2012

	By:	/s/ Shefali A. Shah
	Name:	Shefali A. Shah
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

10.1	Distribution Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc. (incorporated herein by reference to Exhibit 10.1 of CNS’ Current Report on Form 8-K filed with the SEC on November 1, 2012).

10.2	Transition Services Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc. (incorporated herein by reference to Exhibit 10.2 of CNS’ Current Report on Form 8-K filed with the SEC on November 1, 2012).

10.3	Tax Disaffiliation Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc. (incorporated herein by reference to Exhibit 10.3 of CNS’ Current Report on Form 8-K filed with the SEC on November 1, 2012).

10.4	Employee Matters Agreement, dated as of October 31, 2012, by and between Comverse Technology, Inc. and Comverse, Inc. (incorporated herein by reference to Exhibit 10.4 of CNS’ Current Report on Form 8-K filed with the SEC on November 1, 2012).

99.1	Press Release, issued October 31, 2012.